Exhibit 77Q-3

  (a) (i) The registrants
  principal executive officer
  and principal financial
  officers have concluded, to
  the best of their knowledge
  and belief, and based on their
  evaluation of the design and
  operation of the registrant's
  disclosure controls and
  procedures as of a date within
  90 days of the Filing Date of
  this report on Form N-SAR,
  that the design and operation
  of such procedures are
  effective to provide
  reasonable assurance that
  information required to be
  disclosed by the investment
  company in the reports that it
  files or submits under the
  Securities Exchange Act of
  1934 is recorded, processed,
  summarized, and reported
  within the time periods
  specified in the Commission
  rules and forms.

  (a) (ii) The principal executive
  officer and principal financial
  officers have concluded, to the
  best of their knowledge and
  belief, there were no
  significant changes in the
  Registrant's internal controls
  or in other factors that have
  significantly affected those
  controls subsequent to the
  date of their evaluation,
  including any corrective
  actions with regard to
  significant deficiencies or
  material weaknesses.

  (a) (iii) Certifications of
  principal executive officer
  (see attached) and
  Certification of principal
  financial officer (see
  attached).

  Exhibit 77Q3-1
   CERTIFICATION

  I, Allan M. Rudnick, certify
  that:

     1.     I have reviewed this
     report on Form N-SAR of
     Phoenix-Kayne Funds;
     2.     Based on my knowledge,
     this report does not
     contain any untrue
     statement of a material
     fact or omit to state a
     material fact necessary to
     make the statements
     made, in light of the
     circumstances under
     which such statements
     were made, not
     misleading with respect to
     the period covered by this
     report;
     3.     Based on my knowledge,
     the financial information
     included in this report,
     and the financial
     statements on which the
     financial information is
     based, fairly present in all
     material respects the
     financial condition,
     results of operations,
     changes in net assets, and
     cash flows (if the
     financial statements are
     required to include a
     statement of cash flows)
     of the registrant as of, and
     for, the periods presented
     in this report;
     4.     The registrant's other
     certifying officers and I
     are responsible for
     establishing and
     maintaining disclosure
     controls and procedures
     (as defined in rule 30a-
     2(c) under the Investment
     Company Act of 1940)
     for the registrant and
     have:
          a)     designed such
          disclosure
          controls and
          procedures to
          ensure that
          material
          information
          relating to the
          registrant,
          including its
          consolidated
          subsidiaries, is
          made known to us
          by others within
          those entities,
          particularly
          during the period
          in which this
          report is being
          prepared;
          b)     evaluated the
          effectiveness of
          the registrant's
          disclosure
          controls and
          procedures as of a
          date within 90
          days prior to the
          filing date of this
          report (the
          "Evaluation
          Date"); and
          c)     presented in this
          report our
          conclusions about
          the effectiveness
          of the disclosure
          controls and
          procedures based
          on our evaluation
          as of the
          Evaluation Date;
     4.     The registrant's other
     certifying officers and I
     have disclosed, based on
     our most recent
     evaluation, to the
     registrant's auditors and
     the audit committee of the
     registrant's board of
     directors (or persons
     performing the equivalent
     functions):
          a)     all significant
          deficiencies in the
          design or
          operation of
          internal controls
          which could
          adversely affect
          the registrant's
          ability to record,
          process,
          summarize, and
          report financial
          data and have
          identified for the
          registrant's
          auditors any
          material
          weaknesses in
          internal controls;
          and
          b)     any fraud,
          whether or not
          material, that
          involves
          management or
          other employees
          who have a
          significant role in
          the registrant's
          internal controls;
          and
     3.     The registrant's other
     certifying officers and I
     have indicated in this
     report whether or not
     there were significant
     changes in internal
     controls or in other
     factors that could
     significantly affect
     internal controls
     subsequent to the date of
     our most recent
     evaluation, including any
     corrective actions with
     regard to significant
     deficiencies and material
     weaknesses.

  Date: 2/25/03

      /s/ Allan M. Rudnick
Allan M. Rudnick
                          President

  Exhibit 77Q3-2
   CERTIFICATION


  I, Ralph Walter, certify that:

     1.     I have reviewed this
     report on Form N-SAR of
     Phoenix-Kayne Funds;
     2.     Based on my knowledge,
     this report does not
     contain any untrue
     statement of a material
     fact or omit to state a
     material fact necessary to
     make the statements
     made, in light of the
     circumstances under
     which such statements
     were made, not
     misleading with respect to
     the period covered by this
     report;
     3.     Based on my knowledge,
     the financial information
     included in this report,
     and the financial
     statements on which the
     financial information is
     based, fairly present in all
     material respects the
     financial condition,
     results of operations,
     changes in net assets, and
     cash flows (if the
     financial statements are
     required to include a
     statement of cash flows)
     of the registrant as of, and
     for, the periods presented
     in this report;
     4.     The registrant's other
     certifying officers and I
     are responsible for
     establishing and
     maintaining disclosure
     controls and procedures
     (as defined in rule 30a-
     2(c) under the Investment
     Company Act of 1940)
     for the registrant and
     have:
          e)     designed such
          disclosure
          controls and
          procedures to
          ensure that
          material
          information
          relating to the
          registrant,
          including its
          consolidated
          subsidiaries, is
          made known to us
          by others within
          those entities,
          particularly
          during the period
          in which this
          report is being
          prepared;
          f)     evaluated the
          effectiveness of
          the registrant's
          disclosure
          controls and
          procedures as of a
          date within 90
          days prior to the
          filing date of this
          report (the
          "Evaluation
          Date"); and
          g)     presented in this
          report our
          conclusions about
          the effectiveness
          of the disclosure
          controls and
          procedures based
          on our evaluation
          as of the
          Evaluation Date;
     8.     The registrant's other
     certifying officers and I
     have disclosed, based on
     our most recent
     evaluation, to the
     registrant's auditors and
     the audit committee of the
     registrant's board of
     directors (or persons
     performing the equivalent
     functions):
          i)     all significant
          deficiencies in the
          design or
          operation of
          internal controls
          which could
          adversely affect
          the registrant's
          ability to record,
          process,
          summarize, and
          report financial
          data and have
          identified for the
          registrant's
          auditors any
          material
          weaknesses in
          internal controls;
          and
          j)     any fraud,
          whether or not
          material, that
          involves
          management or
          other employees
          who have a
          significant role in
          the registrant's
          internal controls;
          and
     11.    The registrant's other
     certifying officers and I
     have indicated in this
     report whether or not
     there were significant
     changes in internal
     controls or in other
     factors that could
     significantly affect
     internal controls
     subsequent to the date of
     our most recent
     evaluation, including any
     corrective actions with
     regard to significant
     deficiencies and material
     weaknesses.

  Date: 2/25/03

                  /s/
                 Ralph
                 Walte
                 r
                 Ralph
                 Walte
                 r
                 Treas
                 urer

  Because the electronic format
  for filing Form NSAR does
  not provide adequate for
  responding to Items 72DD1,
  72DD2, 73A1, 73A2, 74U1,
  74V1, and 74V2 correctly, the
  correct answer for Series1, 2
  & 3 are as follows:

  72DD1/72DD2   Series 1-
  Class A, Class B & Class C is
  zero, Class x $394.  Series 2
  Class A, Class B, Class C and
  Class X is zero.  Series 3
  Class A, Class B and Class C
  is zero, Class X $180.

  73A1/73A2   Series 1   Class
  A, Class B and Class C is
  zero, Class X $0.06.  Series 2
    Class A, Class B, Class C
  and Class X is zero.  Series 3
    Class A, Class B and Class
  C is zero, Class X $0.03.

  73C Series 1   Class A, Class
  B, Class C and Class X is
  zero.  Series 2   Class A,
  Class B, Class C and Class X
  is zero.  Series 3   Class A,
  Class B and Class C is zero,
  Class X is $0.02.

  74U1/74U2   Series 1   Class
  A 308, Class B 26, Class C 44
  and Class X 5,930.  Series 2
  Class A145, Class B 44, Class
  C 40, and Class X 6,840.
  Series 3   Class A 17, Class B
  11, Class C 11, and Class X
  5,621.

  74V1/74V2- Series 1   Class
  A $13.02, Class B $12.98,
  Class C $12.98, and Class X
  $13.03.  Series 2   Class A
  $14.34, Class B $14.30, Class
  C $14.31, and Class X
  $14.34.  Series 3   Class A
  $9.01, Class B $8.98, Class C
  $8.98, and Class X $9.01.